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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 5, 1999 (except Note 10, as to which the date is March 14, 1999) in the Registration Statement (Form S-1) and the related Prospectus of StarMedia Network, Inc. for the registration of its common stock.

                                            ERNST & YOUNG LLP

                                            /s/ Ernst & Young LLP

New York, New York
March 17, 1999